American Century Mutual Funds, Inc. Summary Prospectus Supplement
Growth Fund
Supplement dated February 21, 2020 ■ Summary Prospectus dated March 1, 2019

On February 21, 2020, the All Cap Growth Fund will merge into the Growth Fund (the “Reorganization”). Some All Cap Growth shareholders, who will become Growth shareholders as a result of the Reorganization, hold their shares in Giftrust accounts. The following changes relate to these Giftrust accounts and are effective as of the completion of the Reorganization.

The following replaces the heading for the last row in the Shareholder Fees table on page 2 of the summary prospectus:
Maximum Annual Account Maintenance Fee (waived for unmatured Giftrust accounts or if eligible investments total at least $10,000)

The following is added after the Purchase and Sale of Fund Shares section on page 5 of the summary prospectus:
Purchase and Sale of Fund Shares Through a Giftrust®
Prior to June 21, 2017, shares could be purchased to establish a Giftrust, which was a product created by American Century as a way to invest for someone other than yourself through a one-time gift held in an irrevocable trust.
As of June 21, 2017, no new Giftrusts may be opened. However, additional shares may be purchased for Giftrusts established prior to August 1, 2002, by check or by wire.
Once a Giftrust matures, the shares are transferred out of the Giftrust and into a new account registered in the beneficiary’s individual name. The beneficiary may purchase additional shares or redeem shares in the new account as indicated above in the Purchase and Sale of Fund Shares section.

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CL-SPL-95952 2002